UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12
BEACON ROOFING SUPPLY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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On January 15, 2025, Beacon Roofing Supply, Inc. (the “Company”) issued the following communication to the Company’s employees:

Dear Beacon Team,

Earlier today, we announced that Beacon has previously received – and rejected – an unsolicited offer from QXO, Inc. to acquire our company. I wanted to provide you with some context around the announcement, which can be found here, which addresses a number of inaccurate claims asserted by QXO.

When Beacon received QXO’s proposal – which QXO made public today – our Board of Directors, in consultation with our independent financial and legal advisors, thoroughly evaluated and unanimously rejected the proposal after determining that it significantly undervalues the Company and our prospects for growth and future value creation.

There is excellent progress underway at Beacon, and it’s no surprise that there might be interest in our company. Thanks to your hard work, we are well-positioned to compete in the marketplace, delivering best-in-class products and offerings for our customers. We are also building a winning culture, driving significant momentum across our business and successfully executing on our Ambition 2025 plan, as evidenced by our recent financial results. We look forward to discussing our next chapter of growth, including our long-term plans through 2028, at our upcoming Investor Day on March 13, 2025.

In short, it is business as usual for all of us – this news has no impact on our strategy or day-to-day operations. We remain focused on continuing to help our customers build more, all while providing the exceptional products and offerings they have come to expect from Beacon.

This development may generate increased media attention, and it is important that our company speaks with one voice. As a reminder, consistent with our company policy, please direct all inquiries to Jennifer Lewis at corporatecommunications@becn.com. As always, it is important to remain vigilant with respect to any unusual requests, particularly in light of an increase in phishing attempts. If an email or text message looks even slightly suspicious, please report it to our IT team immediately.

On behalf of the Board and management team, we want to thank you for your continued dedication to Beacon and we look forward to our exciting opportunities ahead.

Sincerely,

Julian Francis
Chief Executive Officer

Forward Looking Statements

This communication contains information that may constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the “Risk Factors” section of the Company’s Form 10-K for the fiscal year ended December 31, 2023 and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this communication are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this communication represent the Company’s views as of the date of this communication and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

Important Additional Information

The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card, and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s stockholders for the Company’s 2025 annual meeting of stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials & Presentations” section of the Company’s website, https://ir.beaconroofingsupply.com/.

Participants in the Solicitation

The Company, its directors, certain of its officers, and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2025 annual meeting of stockholders. Information about the names of the Company’s directors and officers, their respective interests in the Company by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Information About our Nominees,” “Compensation of Directors,” “Executive Compensation” and “Stock Ownership” of the Company’s Proxy Statement on Schedule 14A in connection with the 2024 annual meeting of stockholders, filed with the SEC on April 3, 2024 (available here) and the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2024 (available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4, or Annual Statements of Beneficial Ownership on Form 5 filed with the SEC, which can be found at no charge at the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A for the 2025 annual meeting of stockholders and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.